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                                                                   EXHIBIT 10.33

                                 AMENDMENT TO

                     MASTER PHARMACY CONSULTING AGREEMENT

     AGREEMENT made and entered into as of the 19th day of September 1997 by and between Vitalink Pharmacy Services, Inc. ("Vitalink") and ManorCare Health Services, Inc. ("MCHS").

     WHEREAS, Vitalink and MCHS have previously entered into that certain Master Pharmacy Consulting Agreement dated June 1, 1991 (the "Agreement"); and

     WHEREAS, Vitalink and MCHS desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein, and other good and sufficient consideration, receipt of which is acknowledged, the parties agree as follows:

     1. Section 1 of the Agreement is replaced in its entirety by the following new Section 1:

          1. TERM. The term of this Agreement shall be from June 1, 1991 to September 30, 2002. At each October 1 during the remaining period of this Agreement, the term shall automatically renew for an additional one (1) year period unless either party notifies the other party of its intent not to renew no later than ninety (90) days prior to each such October 1.

     2. Section 5 of the Agreement shall be amended by adding the additional following language:

               Effective June 1, 2001, for each Facility Consultant Pharmacy Services Agreement MCHS shall compensate Vitalink based upon prevailing market rates for each Facility. "Market rate" shall be defined as those within the fiftieth percentile (50%) of charges paid by similar licensed non-MCHS facilities that receive similar services from Vitalink. MCHS shall be allowed to audit Vitalink's books and records to verify market rates.

     3. Each Facility Consultant Pharmacy Services Agreement for the Facilities shall be deemed to have been amended consistently with the terms, conditions and obligations contained herein.

     4. Except as specifically provided herein, the Agreement remains in full force and effect.
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     IN WITNESS WHEREOF, the parties enter into this Agreement on the date first above written.

                                       VITALINK PHARMACY SERVICES, INC.



ATTEST: /s/ Robert W. Horner III       By: /s/ Donna L. DeNardo
        ------------------------           --------------------------------
          Secretary
                                       Title: President
                                              -----------------------------

                                       MANORCARE HEALTH SERVICES, INC.




ATTEST: /s/ K. Peter Kemezys           By: /s/ James H. Rempe
        ------------------------           --------------------------------
          Assistant Secretary
                                       Title: Senior VP
                                              -----------------------------